UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): July 1, 2015

ENERGIZER HOLDINGS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Missouri	001-36837	36-4802442
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employee Identification Number)

533 Maryville University Drive, St. Louis, Missouri 63141

(Address of Principal Executive Offices, Including Zip Code)

314-594-1900

(Registrant’s Telephone Number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K relates to the previously announced spin-off by Edgewell Personal Care Company (formerly Energizer Holdings, Inc.) (“Edgewell”) of its Household Products business by distributing 100% of the outstanding shares of common stock of Energizer Holdings, Inc. (formerly Energizer SpinCo, Inc.) (the “Company”) to shareholders of record on June 16, 2015 (the “Spin-Off”), effective as of July 1, 2015, at 12:01 a.m. (the “Effective Time”). On May 27, 2015, the Company filed an amended Registration Statement on Form 10, which included a form of information statement relating to the Spin-Off (the “Information Statement”).

Item 5.01	Changes in Control of Registrant.

The information in Item 8.01 is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Directors and Officers

In connection with the consummation of the Spin-Off and as previously disclosed in the Information Statement under the section entitled “Directors – Board of Directors Following the Distribution,” effective upon the Effective Time, the number of total members of Company’s board of directors was set at ten and the board of directors consists of J. Patrick Mulcahy, Alan Hoskins, Bill Armstrong, Cynthia Brinkley, Kevin Hunt, James Johnson, John Klein, W. Patrick McGinnis, Patrick Moore and John Roberts. Messrs. Hoskins, Hunt, Moore and Mulcahy were assigned to stand for election as Class I directors at the 2016 annual meeting of shareholders, Ms. Brinkley and Messrs. Klein and Roberts were assigned to stand for election as Class II directors at the 2017 annual meeting of shareholders, and Messrs. Armstrong, Johnson and McGinnis were assigned to stand for election as Class III directors at the 2018 annual meeting of shareholders. Mr. Mulcahy has been appointed Chairman of the Board, and the composition of the Audit Committee, Nominating and Executive Compensation Committee and Finance and Oversight Committee are as follows:

Audit Committee

Bill G. Armstrong

John E. Klein

Patrick J. Moore

John R. Roberts (Chair)

Nominating and Executive Compensation Committee

Bill G. Armstrong

Cynthia J. Brinkley

Kevin J. Hunt

James C. Johnson (Chair)

Finance and Oversight Committee

Alan R. Hoskins

Kevin J. Hunt

John E. Klein

W. Patrick McGinnis (Chair)

J. Patrick Mulcahy

The Company’s board of directors determined that Ms. Brinkley and Messrs. Mulcahy, Armstrong, Hunt, Johnson, Klein, McGinnis, Roberts and Moore are independent under applicable standards of the New York Stock Exchange and the Company’s Corporate Governance Principles.

As of the Effective Time, Brian K. Hamm and Mark S. LaVigne, who served as the members of the board prior to the Spin-Off, resigned from the board of directors.

Additionally, in connection with the consummation of the Spin-Off, effective as of the Effective Time, the Company appointed Alan Hoskins as President and Chief Executive Officer, Brian Hamm as Executive Vice President and Chief Financial Officer, Mark LaVigne as Executive Vice President and Chief Operating Officer and Timothy Gorman as Vice President, Controller and Principal Accounting Officer.

Biographical information about the Company’s directors and executive officers is contained in the Information Statement under the sections entitled “Directors – Board of Directors Following the Distribution” and “Management – Executive Officers Following the Distribution,” respectively, which information is incorporated by reference herein. In connection with the Spin-Off, the Company entered into indemnification agreements with its directors. A description of the terms of the indemnification agreements can be found in the Information Statement under the section entitled “Description of New Energizer Capital Stock – Limitation on Liability of Directors; Indemnification,” which description is incorporated by reference herein. Such description is only a summary, does not purport to be complete and is qualified in its entirety by reference to the form of the indemnification agreement filed as Exhibit 10.1 hereto, which exhibit is incorporated by reference.

Item 5.05.	Amendments to the Registrant’s Code Of Ethics, or Waiver of a Provision of the Code of Ethics.

The copies of the Company’s Corporate Governance Principles, Code of Conduct, and the Code of Business Conduct for Members of the Board of Directors are available under the “Investors” section of the Company’s website at www.energizerholdings.com. The information on the Company’s website does not constitute part of this Current Report on Form 8-K and is not incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

On July 2, 2015, the Company issued a press release announcing that its board of directors initiated a dividend program by declaring a dividend of $0.25 per share of common stock, payable on September 9, 2015, to all shareholders of record as of the close of business on August 19, 2015. Subject to declaration by the board of directors, the Company anticipates paying a $0.25 cash dividend each quarter, with expected dividend payment dates in March, June, September and December. Future declarations of dividends are subject to approval by the board of directors and may be adjusted in the discretion of the board of directors, including as business needs or market conditions change.

On July 2, 2015, the Company also announced that its board of directors approved an authorization for the Company to acquire up to 7.5 million shares of its common stock. The timing and the amount of any purchases will be determined by the Company based on its evaluation of market conditions, capital allocation objectives, legal and regulatory requirements and other factors.

The press release relating to the dividend program and share repurchase authorization is furnished as Exhibit 99.2 hereto. The information furnished pursuant to this Item 7.01, including the attached Exhibit 99.2, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information or exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

Effective as of 12:01 a.m., Eastern Time, on July 1, 2015, Edgewell completed the Spin-Off by distributing 100% of the outstanding shares of common stock of the Company to Edgewell’s shareholders of record at the close of business on June 16, 2015, the record date of distribution. As a result of the Spin-Off, the Company has separated from Edgewell and its common stock has begun trading on the NYSE under the symbol “ENR”. Edgewell distributed a total of 62,193,281 shares of the Company common stock to shareholders of record on

June 16, 2015, with one share of the Company common stock distributed for each share of Edgewell common stock outstanding as of the record date. Following the Spin-Off, Edgewell does not beneficially own any shares of common stock of the Company.

Consummation of the Spin-Off was subject to customary closing conditions that were satisfied or waived prior to the Spin-Off, including, among other things, the completion of the internal reorganization, the receipt of an opinion of tax counsel, the completion of related financing transactions, and the other conditions summarized in the Separation and Distribution Agreement by and between the Company and Edgewell dated June 25, 2015.

Following the Spin-Off, the Company’s corporate website is located at the address www.energizerholdings.com. The Company’s investor relations information, including press releases and links to the Company’s SEC filings, will be found on this website. The Company’s corporate governance documents, including the charters of the committees of the Company’s board of directors, the Corporate Governance Principles, and our Codes of Conduct, are available on this website under the “Investors” section. The information on the Company’s website does not constitute part of this Current Report on Form 8-K and is not incorporated by reference herein.

On July 1, 2015, the Company issued a press release announcing the completion of the Spin-Off. A copy of the press release is attached hereto as Exhibit 99.3 and is incorporated by reference herein.

Cautionary Statement on Forward-Looking Language

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact should be considered to be forward-looking statements. Any such forward looking statements are made based on information currently known and are subject to various risks and uncertainties, including those contained in the Company’s filings with the SEC, including in its Registration Statement on Form 10, filed with the SEC on May 27, 2015. The Company does not assume any obligation to update or revise any forward-looking statements to reflect new events or circumstances.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Form of Indemnification Agreement, incorporated by reference to Exhibit 10.3 to Amendment No. 2 to the Company’s Registration Statement on Form 10 filed with the Securities and Exchange Commission on May 11, 2015

99.1	Information Statement dated June 18, 2015, incorporated by reference to Exhibit 99.1 to Amendment No. 3 to the Company’s Registration Statement on Form 10 filed with the Securities and Exchange Commission on May 27, 2015

99.2	Press Release of the Company, dated July 2, 2015

99.3	Press Release of the Company, dated July 1, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGIZER HOLDINGS, INC.

By:	/s/ Brian K. Hamm
Brian K. Hamm
Chief Financial Officer

Dated: July 7, 2015

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Indemnification Agreement, incorporated by reference to Exhibit 10.3 to Amendment No. 2 to the Company’s Registration Statement on Form 10 filed with the Securities and Exchange Commission on May 11, 2015

99.1	Information Statement dated June 18, 2015, incorporated by reference to Exhibit 99.1 to Amendment No. 3 to the Company’s Registration Statement on Form 10 filed with the Securities and Exchange Commission on May 27, 2015

99.2	Press Release of the Company, dated July 2, 2015

99.3	Press Release of the Company, dated July 1, 2015